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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-98720) pertaining to the 1995 Stock Option Plan of Mackie Designs Inc. of our report dated February 26, 1999 with respect to the consolidated financial statements and schedule of Mackie Designs Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1999.

                                                               Ernst & Young LLP

Seattle, Washington
March 29, 2000